Exhibit 99.1

            Internet Capital Group Announces Second Quarter Results; Solid Revenue Growth at Core Companies Demonstrates Good Progress

     WAYNE, Pa.--(BUSINESS WIRE)--Aug. 4, 2005--Internet Capital Group, Inc. (Nasdaq:ICGE) today reported its results for the second quarter ended June 30, 2005.

     ICG Financial Results

     ICG reported consolidated revenue of $13.0 million and net income of $1.1 million, or $0.03 per share, for the second quarter of 2005. During the second quarter of 2004, consolidated revenue was $12.5 million and net loss was $(1.9) million, or $(0.05) per share. ICG Commerce and CommerceQuest were consolidated during both periods and Investor Force was consolidated commencing January 1, 2005.
     Results for the second quarters of 2005 and 2004 include $9.8 million and $6.9 million, respectively, in net gains primarily related to our sales of marketable securities and asset dispositions.
     ICG's corporate cash and short-term investment balance at June 30, 2005 was $60.7 million and the value of its marketable securities and a receivable from a sale of marketable securities was $59.1 million.

     ICG Core Partner Company Operations

     Set forth below is information relating to our nine Core companies, which include the three consolidated companies discussed above and six equity method companies. Our ownership positions in these nine companies averages 54%.
     Aggregate revenue of ICG's nine Core companies grew 29% year over year, to $68.0 million, in the second quarter of 2005 from $52.8 million in the second quarter of 2004, led by strong revenue growth at CreditTrade, LinkShare and StarCite. Disappointing performance at CommerceQuest adversely impacted revenues for this group. Aggregate EBITDA for the Core companies grew to $1.2 million from breakeven in the second quarter of 2004. Please refer to the supplemental financial data at the end of this release for a reconciliation of such amounts to the nearest comparable GAAP measures.
     During the quarter, ICG increased its ownership in StarCite to 61%. StarCite's balance sheet was consolidated as of June 30, 2005 and beginning July 1, 2005 its operating results will be consolidated into ICG's statement of operations.

     "We are pleased with the progress that our companies made in the second quarter of 2005," said Walter Buckley, ICG's Chairman and Chief Executive Officer. "Given the strong Core company revenue growth that we experienced in the first half of the year, we currently expect to meet or exceed the upper range of our previously issued revenue growth guidance of 15% to 20% for 2005. Among our key goals for 2005 are revenue growth, earnings improvement and increased ownership stakes in some of our existing partner companies."

     ICG will host a webcast at 10:00 am ET today to discuss results. As part of the live webcast for this call, ICG will post a slide presentation to accompany the prepared remarks. To access the webcast, go to http://www.internetcapital.com/investors/presentations and click on the link for the second quarter conference call webcast. Please log on to the website approximately ten minutes prior to the call to register and download and install any necessary audio software. The conference call is also accessible through listen-only mode at 877-407-8035. The international dial in number is 201-689-8035.
     For those unable to participate in the conference call, a replay will be available beginning August 4, 2005 at 11:00 am until August 11, 2005 at 11:59 pm. To access the replay, dial 877-660-6853 (domestic) or 201-612-7415 (international) and enter the account code, 286, followed by the conference ID number 161510. The replay and slide presentation can also be accessed on the Internet Capital Group web site at http://www.internetcapital.com/investors/presentations.

     About Internet Capital Group

     Internet Capital Group (www.internetcapital.com) builds and owns Internet software companies that drive business productivity and reduce transaction costs between firms. Founded in 1996, ICG devotes its expertise and capital to maximizing the success of these platform companies that are delivering on-demand software and service applications to customers worldwide.

     Safe Harbor Statement under Private Securities Litigation Reform Act of
1995

     The statements contained in this press release that are not historical facts are forward-looking statements that involve certain risks and uncertainties including but not limited to risks associated with the uncertainty of future performance of our partner companies, acquisitions or dispositions of interests in partner companies, the effect of economic conditions generally, capital spending by customers and development of the e-commerce and information technology markets, and uncertainties detailed in the Company's filings with the Securities and Exchange Commission. These and other factors may cause actual results to differ materially from those projected.


                     Internet Capital Group, Inc.
                 Consolidated Statements of Operations
                 (In thousands, except per share data)


                                   Three Months
                                      Ended         Six Months Ended
                                     June 30,            June 30,
                                ------------------ -------------------
                                   2005     2004     2005      2004
                                ------------------ -------------------

Revenue                          $12,957  $12,519  $27,372    $24,665

Operating Expenses
   Cost of revenue                 8,264    6,716   16,301     14,150
   Selling, general and
    administrative                 9,937    8,521   20,635     17,397
   Research and development        2,961    2,496    6,184      4,991
   Amortization of intangibles       380      708      969      1,494
   Impairment related and other       48       (7)      66        646
                                ------------------ -------------------
     Total operating expenses     21,590   18,434   44,155     38,678
                                ------------------ -------------------
                                  (8,633)  (5,915) (16,783)   (14,013)

Other income (loss), net          10,020    3,343   15,106   (110,396)
Interest income                      625      344    1,113        571
Interest expense                    (857)  (1,573)  (1,767)    (3,203)
                                ------------------ -------------------
Income (loss) before minority
 interest and equity loss          1,155   (3,801)  (2,331)  (127,041)

Minority interest                    398      573    1,241      1,203
Equity loss                         (477)  (1,625)    (952)    (2,810)
                                ------------------ -------------------
Income (loss) from continuing
 operations                        1,076   (4,853)  (2,042)  (128,648)
Gain on discontinued operations        -    3,000        -      3,000
                                ------------------ -------------------
Net income (loss)                 $1,076  $(1,853) $(2,042) $(125,648)
                                ================== ===================

Basic and diluted net income
 (loss) per share:
Income (loss) from continuing
 operations                        $0.03   $(0.13)  $(0.05)    $(3.74)
Discontinued operations                -     0.08        -       0.09
                                ------------------ -------------------
                                   $0.03   $(0.05)  $(0.05)    $(3.65)
                                ================== ===================

Shares used in computation of
 basic income (loss) per share    38,400   37,003   38,394     34,422
                                ================== ===================

Shares used in computation of
 diluted income (loss) per share  38,565   37,003   38,394     34,422
                                ================== ===================



                     Internet Capital Group, Inc.
                 Condensed Consolidated Balance Sheets
                            (In thousands)


                                                             December
                                                  June 30,      31,
                                                    2005       2004
                                                 ---------- ----------

 ASSETS
    Cash, cash equivalents and short-term
     investments                                   $83,129    $90,525
    Other current assets                            26,754     23,921
                                                 ---------- ----------
        Total current assets                       109,883    114,446
    Marketable securities                           56,848     54,082
    Fixed assets, net                                3,178      2,185
    Ownership interests in Partner Companies        50,825     49,794
    Goodwill                                        52,348     45,196
    Intangibles, net                                 5,203      4,705
    Other assets                                     7,872      7,198
                                                 ---------- ----------
        Total Assets                              $286,157   $277,606
                                                 ========== ==========


 LIABILITIES AND STOCKHOLDERS' EQUITY
    Current liabilities                            $39,644    $37,628
    Senior convertible notes                        60,000     60,000
    Minority interest and other liabilities         19,449     14,871
                                                 ---------- ----------
        Total Liabilities                          119,093    112,499
    Stockholders' equity                           167,064    165,107
                                                 ---------- ----------
        Total Liabilities and Stockholders'
         Equity                                   $286,157   $277,606
                                                 ========== ==========





Internet Capital Group
----------------------------------------------------------------------
Q1 2004 - Q2 2005 Supplemental Analysis ($ in thousands)



                                                Three Months Ended
                                            --------------------------
                                            Mar 31,  Jun 30,  Sep 30,
                                             2004     2004     2004
                                            -------- -------- --------

Partner Company
 Information: (1)
 Consolidated Core
  Companies
  (Ownership %):
                           Revenue          $13,146  $13,508  $13,737

                           Expenses other
                            than interest,
                            taxes,
                            depreciation
  CommerceQuest, Inc.       and
   (87%)                    amortization    (16,886) (16,417) (16,351)
                                            -------- -------- --------
  ICG Commerce Holdings,   EBITDA/ EBITDA
   Inc. (76%)               (loss)           (3,740)  (2,909)  (2,614)
  Investor Force Holdings,
   Inc. (54%)                 Interest         (127)       6       73
                              Taxes              (2)      (2)      (1)
                              Depreciation/
                               Amortization  (1,402)  (1,264)  (1,144)
                                            -------- -------- --------
                           Net loss         $(5,271) $(4,169) $(3,686)
                                            -------- -------- --------
                           ICG's Share      $(3,622) $(2,335) $(2,595)

Equity Method Core
 Companies
 (Ownership %):
                           Revenue          $38,921  $39,257  $39,472

                           Expenses other
                            than
                            interest,
                            taxes,
                            depreciation
                            and
  CreditTrade Inc. (30%)    amortization    (34,215) (36,365) (38,006)
                                            -------- -------- --------
  Freeborders, Inc. (48%)  EBITDA            $4,706   $2,892   $1,466
  GoIndustry AG (54%)         Interest         (201)    (377)    (343)
  LinkShare Corporation
   (40%)                      Taxes          (1,515)    (828)    (711)
  Marketron International,    Depreciation/
   Inc. (38%)                  Amortization  (2,220)  (2,502)  (2,619)
                                            -------- -------- --------
                           Net income/
 StarCite, Inc. (61%)       (loss)             $770    $(815) $(2,207)
                                            -------- -------- --------
                           ICG's Share        $(367)   $(692) $(1,245)
Aggregate Core
 Company
 Information: (1)
----------------------------------------------------------------------
  Aggregate Revenue                         $52,067  $52,765  $53,209
  Aggregate
   EBITDA/EBITDA (loss)                        $966     $(17) $(1,148)
  Aggregate Net Loss                        $(4,501) $(4,984) $(5,893)
----------------------------------------------------------------------

Equity Method
 Other Companies
 (Ownership %):
                           Revenue           $5,686   $5,372   $5,077

                           Expenses other
                            than
                            interest,
                            taxes,
                            depreciation
                            and
                            amortization     (6,469)  (6,614)  (6,928)
                                            -------- -------- --------
  ComputerJobs.com, Inc.
   (46%)                   EBITDA (loss)      $(783) $(1,242) $(1,851)
  Co-nect Inc. (36%)          Interest          (89)     (77)     (49)
  eCredit.com, Inc. (31%)     Taxes             (19)     (25)       -
                              Depreciation/
                               Amortization    (278)    (272)    (304)
                                            -------- -------- --------
                           Net loss         $(1,169) $(1,616) $(2,204)
                                            -------- -------- --------
                           ICG's Share         $(39)   $(722)   $(478)



                                             Dec 31,  Mar 31,  Jun 30,
                                              2004     2005     2005
                                            -------- -------- --------

Partner Company
 Information: (1)
 Consolidated Core
  Companies
  (Ownership %):
                           Revenue          $15,934  $14,415  $12,957

                           Expenses other
                            than interest,
                            taxes,
                            depreciation
  CommerceQuest, Inc.       and
   (87%)                    amortization    (15,378) (18,146) (17,410)
                                            -------- -------- --------
  ICG Commerce Holdings,   EBITDA/ EBITDA
   Inc. (76%)               (loss)              556   (3,731)  (4,453)
  Investor Force Holdings,
   Inc. (54%)                 Interest           85       25       50
                              Taxes               2        -        -
                              Depreciation/
                               Amortization    (836)    (896)    (708)
                                            -------- -------- --------
                           Net loss           $(193) $(4,602) $(5,111)
                                            -------- -------- --------
                           ICG's Share         $949  $(3,809) $(4,715)

Equity Method Core
 Companies
 (Ownership %):
                           Revenue          $41,159  $47,900  $55,058

                           Expenses other
                            than
                            interest,
                            taxes,
                            depreciation
                            and
  CreditTrade Inc. (30%)    amortization    (39,294) (43,695) (49,350)
                                            -------- -------- --------
  Freeborders, Inc. (48%)  EBITDA            $1,865   $4,205   $5,664
  GoIndustry AG (54%)         Interest         (276)    (180)    (151)
  LinkShare Corporation
   (40%)                      Taxes          (1,499)  (2,165)  (3,171)
  Marketron International,    Depreciation/
   Inc. (38%)                  Amortization  (2,910)  (1,891)  (1,552)
                                            -------- -------- --------
                           Net income/
  StarCite, Inc. (61%)      (loss)          $(2,820)    $(31)    $790
                                            -------- -------- --------
                           ICG's Share      $(1,196)   $(422)   $(437)
Aggregate Core
 Company
 Information: (1)
----------------------------------------------------------------------
  Aggregate Revenue                         $57,093  $62,315  $68,015
  Aggregate
   EBITDA/EBITDA (loss)                      $2,421     $474   $1,211
  Aggregate Net Loss                        $(3,013) $(4,633) $(4,321)
----------------------------------------------------------------------

Equity Method
 Other Companies
 (Ownership %):
                           Revenue           $5,471   $5,600   $5,493

                           Expenses other
                            than interest,
                            taxes,
                            depreciation
                            and
                            amortization     (6,928)  (7,484)  (6,192)
                                            -------- -------- --------
  ComputerJobs.com, Inc.
   (46%)                   EBITDA (loss)    $(1,457) $(1,884)   $(699)
  Co-nect Inc. (36%)          Interest          (83)     (45)     (23)
  eCredit.com, Inc. (31%)     Taxes               -       (5)      (7)
                              Depreciation/
                               Amortization    (284)    (267)    (266)
                                            -------- -------- --------
                           Net loss         $(1,824) $(2,201)   $(995)
                                            -------- -------- --------
                           ICG's Share         $(42)    $(53)    $(40)





Reconciliation to GAAP results
----------------------------------------------------------------------

                                     Three Months Ended
                       ----------------------------------------------
                         Mar 31, 2004   Jun 30, 2004    Sep 30, 2004
                       --------------- -------------- ---------------
ICG's share of results
 of:
Core consolidated
 companies                    $(3,622)       $(2,335)        $(2,595)
Core equity method
 companies                       (367)          (692)         (1,245)
Other equity method
 companies                        (39)          (722)           (478)
Public equity method
 companies                       (436)             -               -
Disposed equity method
 companies                       (343)          (211)           (122)
                       --------------- -------------- ---------------
                               (4,807)        (3,960)         (4,440)
                       --------------- -------------- ---------------
Corporate general
 and administrative            (3,343)        (3,006)         (3,863)
Corporate interest,
 net                           (1,268)        (1,231)           (559)
Other income(loss)/
 restructuring/
 impairments                 (114,377)         3,344           1,753
Income on discontinued
 operations                         -          3,000               -
                       --------------- -------------- ---------------
   Consolidated net
    income (loss)           $(123,795)       $(1,853)        $(7,109)
                       =============== ============== ===============

                                          Three Months Ended
                       ----------------------------------------------
                        Dec 31, 2004    Mar 31, 2005    Jun 30, 2005
                       --------------- -------------- ---------------
ICG's share of results
 of:
Core consolidated
 companies                      $949         $(3,809)        $(4,715)
Core equity method
 companies                     (1,196)          (422)           (437)
Other equity method
 companies                        (42)           (53)            (40)
Public equity method
 companies                          -              -               -
Disposed equity method
 companies                          -              -               -
                       --------------- -------------- ---------------
                                 (289)        (4,284)         (5,192)
                       --------------- -------------- ---------------
Corporate general
 and administrative            (3,763)        (3,574)         (3,201)
Corporate interest,
 net                             (537)          (447)           (281)
Other income(loss)/
 restructuring/
 impairments                    2,029          5,187           9,750
Income on discontinued
 operations                         -              -               -
                       --------------- -------------- ---------------
   Consolidated net
    income (loss)             $(2,560)       $(3,118)         $1,076
                       =============== ============== ===============
----------------------------------------------------------------------

(1) - Private Core Company Results

In an effort to illustrate macro trends within its private Core companies, ICG provides an aggregation of revenue and net loss figures reflecting 100% of the revenue and Aggregate EBITDA for these companies. The Company defines Aggregate EBITDA for these purposes as earnings/(losses) before interest, tax, depreciation and amortization ("Aggregate EBITDA"). ICG does not own its Core companies in their entirety and, therefore, this information should be considered in this context. Aggregate revenue and Aggregate EBITDA, in this context, represent certain of the financial measures used by the Company's management to evaluate the performance for Core companies. The Company's management believes these non-GAAP financial measures provide useful information to investors, potential investors, securities analysts and others so each group can evaluate private Core companies' current and future prospects in a similar manner as the Company's management. A reconciliation to the most comparable GAAP measure is included above.

     INTERNET CAPITAL GROUP, INC.

     June 30, 2005

     Description of Terms for Consolidated Statements of Operations and Supplemental Information - Consolidated Statements of Operations

     Consolidated Statements of Operations

     Effect of Various Accounting Methods on our Results of Operations

     The various interests that the Company acquires in its partner companies are accounted for under three methods: consolidation, equity method and cost method. The effect of a partner company's net results of operations on the Company's net results of operations is generally the same under either the consolidation method of accounting or the equity method of accounting, because under each of these methods only our share of the earnings or losses of a partner company is reflected in its net results of operations in the Consolidated Statements of Operations. The applicable accounting method is generally determined based on the Company's voting interest in a partner company.

     Consolidation. Partner companies in which the Company directly or indirectly possesses voting control or those where the Company has effective control, and for which other shareholders do not possess the right to participate in significant management decisions are generally accounted for under the consolidation method of accounting. Under this method, a partner company's accounts (revenue, cost of revenue, selling, general and administrative, research and development, impairment related and other, amortization of intangibles, other income (loss) and interest income/expense) are reflected within the Company's Consolidated Statements of Operations. Participation of other partner company stockholders in the earnings or losses of a consolidated partner company is reflected in the caption "Minority interest" in the Company's Consolidated Statements of Operations. Minority interest adjusts the Company's consolidated net results of operations to reflect only its share of the earnings or losses of the consolidated partner company. During the three months ended June 30, 2005, the Company accounted for 3 of its partner companies under this method.

     Equity Method. Partner companies whose results the Company does not consolidate, but over whom it exercises significant influence, are generally accounted for under the equity method of accounting. Whether or not the Company exercises significant influence with respect to a partner company depends on an evaluation of several factors including, among others, representation on the partner company's board of directors and ownership level, which is generally a 20% to 50% interest in the voting securities of the partner company, including voting rights associated with the Company's holdings in common, preferred and other convertible instruments in the partner company. Under the equity method of accounting, a partner company's accounts are not reflected within the Company's Consolidated Statements of Operations; however, its share of the earnings or losses of the partner company is reflected in the caption "Equity Loss" in the Consolidated Statements of Operations. During the three months ended June 30, 2005, the Company accounted for 9 of its partner companies under this method.

     Cost Method. Partner companies not accounted for under either the consolidation or the equity method of accounting are accounted for under the cost method of accounting. Under this method, the Company's share of the earnings or losses of these companies is not included in the Company's Consolidated Statements of Operations. During the three months ended June 30, 2005, the Company accounted for 12 of its partner companies under this method.

     Supplemental Information - Consolidated Statements of Operations

     ICG's share of net loss of Core, Other Holdings and disposed Partner Companies

     Represents ICG's share of the net loss of Core, Other Holdings and disposed Partner Companies accounted for under the consolidated and equity method of accounting.

     Corporate Expenses and Interest Expense, net

     General and administrative expenses consist of payroll and related expenses for executive, operational, acquisitions, finance and administrative personnel, professional fees and other general corporate expenses for Internet Capital Group. Stock-based compensation is included and primarily consists of non-cash charges related to certain compensation arrangements.
     Interest expense relates primarily to the interest expense on the Company's outstanding 5% senior convertible notes due April 2009 (2005) and redeemed 5.5 % convertible notes (2004).

     Debt for equity exchange expense

     During the three months ended March 31, 2004, the Company, in a number of transactions, exchanged $134.8 million of its 5.5 % convertible notes in exchange for 15.9 million shares of common stock. Under Statement of Financial Accounting Standards No. 84, "Induced Conversions of Convertible Debt", the Company is required to record a non-cash accounting expense equal to the fair value of shares issued in excess of the fair value of shares issuable pursuant to the original conversion terms. Such expense is calculated as follows:


                                           Q1 '04
                                       --------------
                                        (in millions)

Bonds repurchased                          $ 134.8
                                       --------------
Shares issued for debt exchanges              15.9
                                       --------------
Fair value of shares issued                $ 133.3

Fair value of shares issuable
 -original terms                            $ (0.4)

Accrued interest                            $ (0.8)

Debt issue costs expensed                      0.5
                                       --------------

Net expense recorded                        $132.6
                                       --------------


     Gain (losses) on Partner Company dispositions

     Other income (loss), net for the three months ended June 30, 2005 consists of gains of $8.5 million related to the sale of marketable securities, $1.1 million related to the Company's Partner Company warrants accounted for in accordance with SFAS 133 and $0.2 million of gains related to prior Partner Company dispositions/other.
     Other income (loss) for the three months ended June 30, 2004 consists of gains of $2.9 million related to the sale of Partner Companies, $1.7 million related to the Company's Partner Company warrants accounted for in accordance with SFAS 133 and $1.6 million on the settlement of a consolidated Partner Company's debt offset by a loss of $0.6 million as the Company redeemed the remaining $39.1 million in outstanding 5% convertible notes for $39.5 million in cash and a loss of $2.3 million for the other than temporary impairment charge on its marketable securities/other.
     Additionally, during the three months ended June 30, 2004, the Company received $3.0 million in cash proceeds from the release of a Delphion escrow. This amount has been reflected as income from discontinued operations.


     CONTACT: Internet Capital Group
              Investor inquiries:
              Karen Greene, 610-727-6900